UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 24, 2010
Date of report (date of earliest event reported)

CHINA ELECTRIC MOTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53017	26-1357787
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

Sunna Motor Industry Park, Jian’an, Fuyong Hi-Tech Park, Baoan District, Shenzhen, Guangdong, 518103
People’s Republic of China
(Address of principal executive offices)

86-755-8149 9969
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Reference is made to the Current Report on Form 8-K filed by China Electric Motor, Inc. (the “Company”) on November 9, 2010 with regard to the Asset and Business Purchase Agreement (the “Original Agreement”) entered into by and among Ningbo Heng Bang Long Electrical Equipment Co., Ltd. (“Ningbo Electrical”), an indirect wholly-owned entity of the Company, Ningbo Bang Shi Da Electrical Equipment Co., Ltd. (the “Seller”) and Fan Wenda (the “Guarantor” and, together with Ningbo Electrical and the Seller, the “Parties”).

On November 24, 2010, the Parties entered into a Supplemental Agreement (the “Supplemental Agreement”) to the Original Agreement, pursuant to which the Parties agreed to decrease the Consideration (as defined in the Original Agreement) for the assets and business purchased under the Original Agreement to RMB 44,498,127.85 (or approximately US$6.7 million, based on the exchange rate as of November 24, 2010) from RMB 49,322,100 (or approximately US$7.4 million, based on the exchange rate as of November 6, 2010) (the “Adjustment”), according to Article 9 of the Original Agreement.

The foregoing description of the Adjustment and related documents does not purport to be complete and is qualified in its entirety by reference to the complete copies of the Original Agreement and the Supplemental Agreement, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

10.1
Asset and Business Purchase Agreement, dated as of November 6, 2010, by and among Ningbo Heng Bang Long Electrical Equipment Co., Ltd., Ningbo Bang Shi Da Electrical Equipment Co., Ltd. and Fan Wenda (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 9, 2010).

10.2
Supplemental Agreement to Asset and Business Purchase Agreement, dated as of November 24, 2010, by and among Ningbo Heng Bang Long Electrical Equipment Co., Ltd., Ningbo Bang Shi Da Electrical Equipment Co., Ltd. and Fan Wenda.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ELECTRIC MOTOR, INC.

Dated: November 29, 2010	By:	/s/ Yue Wang
Yue Wang
Chief Executive Officer

INDEX TO EXHIBITS
Exhibit No.	Description

10.1
Asset and Business Purchase Agreement, dated as of November 6, 2010, by and among Ningbo Heng Bang Long Electrical Equipment Co., Ltd., Ningbo Bang Shi Da Electrical Equipment Co., Ltd. and Fan Wenda (incorporated by reference to the Company’s Current Report on Form 8-K filed on November 9, 2010).

10.2
Supplemental Agreement to Asset and Business Purchase Agreement, dated as of November 24, 2010, by and among Ningbo Heng Bang Long Electrical Equipment Co., Ltd., Ningbo Bang Shi Da Electrical Equipment Co., Ltd. and Fan Wenda.